Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Emergent BioSolutions Inc. (the “Company”) for the three months ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Fuad El-Hibri, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007	/s/R. Don Elsey

R. Don Elsey

Vice President Finance, Chief Financial Officer and Treasurer

(Principal Financial Officer)